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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 1997


                      MEDICAL TECHNOLOGY SYSTEMS, INC.

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           (Exact name of registrant as specified in its charter)

         Florida                      0-16594                  59-27404462
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


            12920 Automobile Boulevard, Clearwater, Florida 34622
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             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:     (813) 576-6311
                                                   -----------------------------

                                     N/A
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Medical Technology Systems, Inc. (the "Company") sold substantially all of the assets of its subsidiary, Vanguard Labs, Inc. ("Vanguard") to NCS Health Care, Inc. This sale was contemplated in Vanguard's plan of reorganization (the "Plan"), which was confirmed in September 1996.

     The sale price was approximately $3.2 million in cash and the assumption of certain liabilities, estimated to be approximately $820,000. The sale price was determined through negotiations between the parties. The assets of Vanguard primarily consist of inventory of generic pharmaceuticals, machinery and equipment, and two buildings.

     It is expected that, pursuant to the Plan, the Company will use the cash received to reduce indebtedness to its principal lender.

     This document and the accompanying exhibit contain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate", and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)   Financial Statements of Business Acquired.  Not applicable.

         (b)   Pro Forma Financial Information.  Not applicable.

         (c)   Exhibits.  See Index to Exhibits.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 2, 1997
                                        MEDICAL TECHNOLOGY SYSTEMS, INC.
                                        (Registrant)


                                        By: /s/ Michael P. Conroy
                                           -----------------------------------
                                           Michael P. Conroy, Vice President
                                            and Chief Financial Officer





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                                 EXHIBIT INDEX

                        MEDICAL TECHNOLOGY SYSTEMS, INC.

                           Current Report on Form 8-K
                               Dated May 2, 1997

 EXHIBIT NO.                                     DESCRIPTION


 10.1                           Asset Purchase Agreement, dated April 17, 1997.





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